EXHIBIT 4.18
                                  ------------

                                                                  EXECUTION COPY


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  dated as of
                                October 31, 2003
                                    Between
                          CONSTELLATION BRANDS, INC.,
                    The SUBSIDIARY GUARANTORS Party Hereto,
                            The LENDERS Party Hereto
                              JPMORGAN CHASE BANK,
                            as Administrative Agent
                                      and
                          J.P. MORGAN EUROPE LIMITED,
                                as London Agent
                          J.P. MORGAN SECURITIES INC.,
             as Sole and Exclusive Advisor, Arranger and Bookrunner

                               U.S.$1,286,700,000

          SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 31, 2003 between CONSTELLATION BRANDS, INC. (the "Borrower"), the SUBSIDIARY GUARANTORS party hereto, certain LENDERS party to the Existing Credit Agreement referred to below, the LENDERS referred to below as "New Tranche B Term Loan Lenders", JPMORGAN CHASE BANK, as Administrative Agent and J.P. MORGAN EUROPE LIMITED, as London Agent.

                              W I T N E S S E T H:

          The Borrower, certain subsidiaries of the Borrower, certain lenders, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Europe Limited, as London agent, are party to the Amended and Restated Credit Agreement dated as of March 19, 2003 (as in effect immediately before giving effect to the amendment and restatement contemplated hereby, the "Existing Credit Agreement"). Capitalized terms used but not otherwise defined herein have the meanings given them in the Existing Credit Agreement.

     The parties hereto wish to amend and restate the Existing Credit Agreement (as so amended and restated, the "Credit Agreement") to provide for a refinancing of the Tranche B Term Loans with the proceeds of new loans (the "New Tranche B Term Loans") to be made by a group of lenders ("New Tranche B Term Loan Lenders") under the Credit Agreement having the same terms as the terms of the Tranche B Term Loans as in effect immediately before the effectiveness of this Agreement (other than as to Applicable Rate).

Accordingly, the parties hereto hereby agree that the Existing Credit Agreement shall, with effect as of the Tranche B Refinancing Effective Date (as defined below), but subject to the execution and delivery of this Second Amended and Restated Credit Agreement (in the case of the Revolving Lenders and the Tranche A Term Loan Lenders) or the Lender Addenda (in the case of the New Tranche B Term Loan Lenders as defined below), as applicable, by the Required Lenders, be amended and restated to read in its entirety as set forth in the Existing Credit Agreement, which is hereby incorporated herein by reference, with the amendments set forth in Section 1 below:

     Section 1. AMENDMENTS.   Subject to  Section 3  hereof, the Existing Credit
Agreement is hereby amended as follows:

     A. GENERAL. Direct and indirect references in the Existing Credit Agreement to the Existing Credit Agreement shall be deemed to be references to the Credit Agreement (as defined above).

     B. DEFINITIONS. Section 1.01 of the Existing Credit Agreement is amended by adding the following new defined terms in their appropriate alphabetical locations:

          "CONTINUING TRANCHE B TERM LOAN LENDER" means a New Tranche B Term Loan Lender that was also a Tranche B Term Loan Lender before the Tranche B Refinancing Effective Date.

          "NEW LENDER ADDENDUM" means a New Lender Addendum, substantially in the form of Exhibit L, to be executed and delivered by any New Tranche B Term Loan Lender and accepted and agreed by the Borrower and the Administrative Agent on or before the Tranche B Refinancing Effective Date.

          "NEW TRANCHE B TERM LOAN" means a Loan made pursuant to the last sentence of Section 2.01(d), which may be an ABR Loan and/or a Eurocurrency Loan.

          "NEW TRANCHE B TERM LOAN LENDER" means a Person identified as a New Tranche B Term Loan Lender in a New Lender Addendum (each of whom shall be deemed a Tranche B Term Loan Lender upon and after the making of the New Tranche B Term Loans).

          "SECOND AMENDED AND RESTATED CREDIT AGREEMENT" means the Second Amended and Restated Credit Agreement dated as of October 31, 2003 amending and restating this Agreement.

          "TRANCHE B TERM LOAN REFINANCING COMMITMENT" means, for each New Tranche B Term Loan Lender, the amount set forth opposite the name of such New Tranche B Term Loan Lender on its New Lender Addendum under the caption "Tranche B Term Loan Refinancing Commitment".

          "TRANCHE B REFINANCING EFFECTIVE DATE" means (a) if the New Tranche B Term Loans are initially made as ABR Borrowings (as specified in the Borrowing Request given by the Borrower pursuant to Section 3(a)(v) of the Second Amended and Restated Credit Agreement), the first Business Day after the Administrative Agent shall have received such Borrowing Request or (b) otherwise, the third Business Day after the Administrative Agent shall have received such Borrowing Request, in each of the cases referred to in the preceding clauses (a) and (b) regardless of whether the Administrative Agent shall have received such Borrowing Request before the satisfaction of the conditions to effectiveness set forth in Section 3 of the Second Amended and Restated Credit Agreement.

     C. APPLICABLE RATE FOR NEW TRANCHE B TERM LOANS. Clauses (x) and (y) of the definition of "Applicable Rate" in Section 1.01 of the Credit Agreement shall be amended to read as follows:

     "(x) before the Tranche B Refinancing Effective Date, (i) 1.75% in the case of any Tranche B Term Loan ABR Borrowing, and 2.75% per annum in the case of any Tranche B Term Loan Eurocurrency Borrowing, in each case applicable when the Debt Ratio as of the most recent determination date is greater than 3.50 to 1, and (ii) 1.50% in the case of any Tranche B Term Loan ABR Borrowing, and 2.50% per annum in the case of any Tranche B Term Loan Eurocurrency Borrowing, in each case applicable when the Debt Ratio as of the most recent determination date is less than or equal to 3.50 to 1, (y) on and after the Tranche B Refinancing Effective Date, (i) 1.00% in the case of any ABR Borrowing of New Tranche B Term Loans, and 2.00% per annum in the case of any Eurocurrency Borrowing of New

     Tranche B Term Loans, in each case applicable when the Debt Ratio as of the most recent determination date is greater than or equal to 3.00 to 1, and (ii) 0.75% in the case of any ABR Borrowing of New Tranche B Term Loans, and 1.75% per annum in the case of any Eurocurrency Borrowing of New Tranche B Term Loans, in each case applicable when the Debt Ratio as of the most recent determination date is less than 3.00 to 1, and"

     D. NEW TRANCHE B TERM LOANS. Section 2.01(d) shall be amended by adding at the end thereof:

     "In addition, on the Tranche B Refinancing Effective Date:

          (i) subject to the conditions set forth in paragraph (v) below in this
     Section 2.01(d), each New Tranche B Term Loan Lender shall make a loan to the Borrower in U.S. Dollars in a principal amount equal to its Tranche B Term Loan Refinancing Commitment;

          (ii) (x) the proceeds of the New Tranche B Term Loans and the amount received by the Administrative Agent pursuant to clause (y)(1) below shall be directly applied by the Administrative Agent to the prepayment in full of the principal amount of the Tranche B Term Loans then outstanding and
     (y) the Borrower shall pay to the Administrative Agent for the account of the Tranche B Term Loan Lenders (1) the excess, if any, of the principal amount of the Tranche B Term Loans then outstanding over the proceeds of the New Tranche B Term Loans to be applied by the Administrative Agent as provided in the immediately preceding clause (x) such that the principal amount of the Tranche B Term Loans then outstanding shall be prepaid in full plus (2) all accrued and unpaid interest on the Tranche B Term Loans, all amounts (if any) required by Section 2.15 to be paid to the Tranche B Term Loan Lenders as a result of such prepayment and all other amounts owing by it to the Tranche B Term Loan Lenders under the Loan Documents;

          (iii) each Continuing Tranche B Term Loan Lender shall, with respect to an amount equal to the aggregate principal amount of its Tranche B Term Loans then outstanding, make its New Tranche B Term Loans under paragraph
     (i) above and receive prepayment under clause (x) of paragraph (ii) above by continuing its Tranche B Term Loans rather than by disbursing and receiving new funds, and, as applicable, (a) such Continuing Tranche B Term Loan Lender shall only be required to disburse new funds under said paragraph (i) in an amount equal to the excess of its Tranche B Term Loan Refinancing Commitment over the aggregate outstanding principal amount of its Tranche B Term Loan or (b) such Continuing Tranche B Term Loan Lender shall only be entitled to receive a repayment of its Tranche B Term Loans under said clause (x) in an amount equal to the excess of the aggregate outstanding principal amount of its Tranche B Term Loans over its Tranche B Term Loan Refinancing Commitment;

          (iv) subject to the satisfaction of the requirements set forth in paragraphs (i) and (ii) above, and for all purposes of the Loan Documents,
     (x) the New Tranche B Term Loans shall be treated as and deemed to be Tranche B Term Loans, (y) the New Tranche B Term

     Loan Lenders shall be treated as and deemed to be Tranche B Term Loan Lenders and (z) the Tranche B Term Loan Lenders that are not New Tranche B Term Loan Lenders shall cease to be Tranche B Term Loan Lenders;

          (v) the obligation of each New Tranche B Term Loan Lender to make a New Tranche B Term Loan is subject to the satisfaction of the following conditions:

               (a) the representations and warranties of the Borrower set forth in this Agreement, and of each Obligor in each of the other Loan Documents to which it is a party (but as to such other Loan Documents, in all material respects), shall be true and correct on and as of the Tranche B Refinancing Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

               (b) at the time of and immediately after giving effect to such New Tranche B Term Loan, no Default shall have occurred and be continuing; and

               (c) the Borrower shall have remitted to the Administrative Agent sufficient funds for the satisfaction of its obligations under clause
          (y) of paragraph (ii) above; and

          (vi) the Borrower shall be deemed to have made a representation and warranty as to the matters specified in the preceding clause (v)."

     E. AMORTIZATION OF NEW TRANCHE B TERM LOANS. Section 2.09(a)(iv) shall be amended in its entirety to read as follows:

          "(iv) to the Administrative Agent for account of the New Tranche B Term Loan Lenders the outstanding principal amount of the New Tranche B Term Loans on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date (subject to adjustment pursuant to the first sentence of paragraph (b) of this Section):

          Principal Payment Date               Amount (U.S.$)
          ----------------------               --------------

             May 31, 2005                       13,605,442.18
             August 31, 2005                    13,605,442.18
             November 30, 2005                  13,605,442.18
             February 28, 2006                  13,605,442.18

             May 31, 2006                       13,605,442.18
             August 31, 2006                    13,605,442.18
             November 30, 2006                  13,605,442.18
             February 28, 2007                  13,605,442.18
             May 31, 2007                       29,761,904.76
             August 31, 2007                    29,761,904.76
             November 30, 2007                  29,761,904.76
             February 29, 2008                  29,761,904.76
             May 31, 2008                       90,680,272.10
             August 31, 2008                    90,680,272.10
             November 30, 2008                  90,748,299.32"

     F. NEW LENDER ADDENDUM. A new Exhibit L is added to the Existing Credit Agreement reading as set forth in Exhibit L hereto.

     Section 2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent that (i) the representations and warranties set forth in the Credit Agreement, and of each Obligor in each of the other Loan Documents to which it is party (but as to such other Loan Documents, in all material respects), are true and correct on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and as if each reference to the "Credit Agreement", or similar words of import, included reference to this Second Amended and Restated Credit Agreement and (ii) at the time of and immediately after giving effect to this Second Amended and Restated Credit Agreement, no Default has occurred and is continuing.

     Section 3. CONDITIONS PRECEDENT. The amendments to the Existing Credit Agreement contemplated by Section 1 hereof shall become effective on the date (the "Effective Date") on which each of the following conditions has been satisfied:

          (a) DOCUMENTS. The Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

               (i) EXECUTED COUNTERPARTS. From the Obligors and the Required Lenders either (i) counterparts of this Agreement signed on their behalf or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that they have signed counterparts of this Agreement or have otherwise agreed to the terms and conditions hereof and to be bound hereby.

               (ii) EXECUTED NEW LENDER ADDENDA. From the New Tranche B Term Loan Lenders, New Lender Addenda signed on their behalf representing, in the aggregate, Tranche B Term Loan Refinancing Commitments of $500,000,000.

               (iii) OPINION OF COUNSEL TO THE OBLIGORS. A favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Nixon Peabody LLP, U.S. counsel for the Obligors (and each such Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

               (iv) CORPORATE DOCUMENTS. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the borrowings in respect of the Tranche B Term Loans and any other legal matters relating to the Obligors.

               (v) NOTICES. A duly completed notice of prepayment for the Tranche B Term Loans and a duly completed Borrowing Request for the New Tranche B Term Loans.

               (vi) OTHER DOCUMENTS. Such other documents as the Administrative Agent or any Lender or special New York counsel to JPMorgan Chase may reasonably request.

          (b) PAYMENT OF FEES AND EXPENSES. The payment by the Borrower to the Administrative Agent for the account of J.P. Morgan Securities Inc. of such fees and expenses (including the reasonable fees and expenses of counsel to the extent that statements for such fees and expenses have been delivered to the Borrower) as have been agreed to be paid in connection with this Second Amended and Restated Credit Agreement.

     Section 4. RATIFICATION. The Obligors hereby confirm their obligations and the Liens granted by them under the respective Loan Documents to which they are parties and hereby represent, warrant and confirm that, subject to the effectiveness of the amendment and restatement contemplated hereby of the Existing Credit Agreement, all references in such Loan Documents to the Existing Credit Agreement fully and effectively mean the Credit Agreement without impairing any such obligations or Liens in any respect.

     Section 5. MISCELLANEOUS. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Second Amended and Restated Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Second Amended and Restated Credit Agreement by signing any such counterpart and sending the same by telecopier, mail messenger or courier to the Administrative Agent or counsel to the Administrative Agent. This Second Amended and Restated Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       CONSTELLATION BRANDS, INC.


                                       By /s/ Thomas S. Summer
                                         ---------------------------------------
                                         Name:  Thomas S. Summer
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                                       SUBSIDIARY GUARANTORS
                                       ---------------------

                                       ALLBERRY, INC.
                                       CLOUD PEAK CORPORATION
                                       FRANCISCAN VINEYARDS, INC.
                                       MT. VEEDER CORPORATION


                                       By /s/ Thomas S. Summer
                                         ---------------------------------------
                                         Name:  Thomas S. Summer
                                         Title: Vice President and Treasurer


                                       ROBERTS TRADING CORP.


                                       By /s/ Thomas S. Summer
                                         ---------------------------------------
                                         Name:  Thomas S. Summer
                                         Title: President and Treasurer


                                       CONSTELLATION INTERNATIONAL HOLDINGS
                                         LIMITED
                                       CANANDAIGUA WINE COMPANY, INC.


                                       By /s/ Thomas S. Summer
                                         ---------------------------------------
                                         Name:  Thomas S. Summer
                                         Title: Treasurer

                                       BARTON INCORPORATED
                                       BARTON BRANDS, LTD.
                                       BARTON BEERS, LTD.
                                       BARTON BEERS OF WISCONSIN, LTD.
                                       BARTON BRANDS OF CALIFORNIA, INC.
                                       BARTON BRANDS OF GEORGIA, INC.
                                       BARTON CANADA, LTD.
                                       BARTON DISTILLERS IMPORT CORP.
                                       MONARCH IMPORT COMPANY
                                       BARTON FINANCIAL CORPORATION


                                       By /s/ Thomas S. Summer
                                         ---------------------------------------
                                         Name:  Thomas S. Summer
                                         Title: Vice President


                                       CANANDAIGUA LIMITED

                                       By /s/ Thomas S. Summer
                                         ---------------------------------------
                                         Name: Vice President
                                         Title:


                                       CBI AUSTRALIA HOLDINGS PTY LIMITED


                                       By /s/ Thomas S. Summer
                                         ---------------------------------------
                                         Name:  Thomas S. Summer
                                         Title: Authorized Signatory


                                       CONSTELLATION AUSTRALIA PTY LIMITED


                                       By /s/ Thomas S. Summer
                                         ---------------------------------------
                                         Name:  Thomas S. Summer
                                         Title: Authorized Signatory

                                       JPMORGAN CHASE BANK, as Swingline Lender,
                                         Issuing Lender and Administrative Agent


                                       By /s/ Laura T. Cumming
                                         ---------------------------------------
                                         Name:  Laura T. Cumming
                                         Title: Vice President


                                       J.P. MORGAN EUROPE LIMITED,
                                         as London Agent


                                       By /s/ Bruce Borden
                                         ---------------------------------------
                                         Name:  Bruce Borden
                                         Title: Vice President

                                       AMERICAN AGCREDIT, PCA


                                       By /s/ James Coppel
                                         ---------------------------------------
                                         Name:  James Coppel
                                         Title: Vice President

                                       BANK ONE, NA (Chicago)


                                       By /s/ Joseph Pinzone
                                         ---------------------------------------
                                         Name:  Joseph Pinzone
                                         Title: Director

                                       BANK OF AMERICA, N.A.


                                       By /s/ William F. Sweeney
                                         ---------------------------------------
                                         Name:  William F. Sweeney
                                         Title: Managing Director

                                       HARRIS TRUST & SAVINGS BANK


                                       By /s/ Edwin A. Adams Jr.
                                         ---------------------------------------
                                         Name:  Edwin A. Adams Jr.
                                         Title: Vice President

                                       BANK OF NEW YORK


                                       By /s/ David Csatari
                                         ---------------------------------------
                                         Name:  David Csatari
                                         Title: Vice President

                                       THE BANK OF NOVA SCOTIA


                                       By /s/ Todd S. Meller
                                         ---------------------------------------
                                         Name:  Todd S. Meller
                                         Title: Managing Director

                                       BARCLAYS BANK PLC


                                       By /s/ Nicholas A. Bell
                                         ---------------------------------------
                                         Name:  Nicholas A. Bell
                                         Title: Director
                                                Loan Transaction Management

                                       CITICORP NORTH AMERICA, INC.


                                       By /s/ Robert J. Kane
                                         ---------------------------------------
                                         Name:  Robert J. Kane
                                         Title: Director

                                       COBANK, ACB


                                       By /s/ Brian J. Klatt
                                         ---------------------------------------
                                         Name:  Brian J. Klatt
                                         Title: Senior Vice President

                                       COMMERZBANK, AG
                                       NEW YORK AND GRAND CAYMAN BRANCHES


                                       By /s/ Douglas I. Glickman
                                         ---------------------------------------
                                         Name:  Douglas I. Glickman
                                         Title: Vice President

                                       By /s/ Isabel S. Zeissig
                                         ---------------------------------------
                                         Name:  Isabel S. Zeissig
                                         Title: Assistant Vice President

                                       COMMONWEALTH BANK OF AUSTRALIA


                                       By /s/ Roger Knott
                                         ---------------------------------------
                                         Name:  Roger Knott
                                         Title: Head of Risk Management,
                                                Americas

                                       CREDIT INDUSTRIEL ET COMMERCIAL


                                       By /s/ Anthony Rock        Brian O'Leary
                                         ---------------------------------------
                                         Name:  Anthony Rock      Brian O'Leary
                                         Title: Vice President    Vice President

                                       ERSTE BANK


                                       By /s/ Paul Judicke        Bryan J. Lynch
                                         ---------------------------------------
                                         Name:  Paul Judicke      Bryan J. Lynch
                                         Title: Vice President    First Vice
                                                                  President
                                         Erste Bank New York Branch

                                       FARM CREDIT SERVICES OF MID AMERICA, PCA


                                       By /s/ Steven R. Kluemper
                                         ---------------------------------------
                                         Name:  Steven R. Kluemper
                                         Title: Agribusiness Account Executive

                                       FLEET NATIONAL BANK


                                       By /s/ John M. Pitton
                                         ---------------------------------------
                                         Name:  John M. Pitton
                                         Title: Senior Vice President

                                       HSBC BANK USA


                                       By /s/ John Carroll
                                         ---------------------------------------
                                         Name:  John Carroll
                                         Title: Vice President

                                       KEYBANK NATIONAL ASSOCIATION


                                       By /s/ David J. Wechter
                                         ---------------------------------------
                                         Name:  David J. Wechter
                                         Title: Vice President

                                       MANUFACTURERS AND TRADERS TRUST COMPANY


                                       By /s/ Philip M. Smith
                                         ---------------------------------------
                                         Name:  Philip M. Smith
                                         Title: Administrative Vice President

                                       NORINCHUKIN BANK


                                       By /s/ Fumiaki Ono
                                         ---------------------------------------
                                         Name:  Fumiaki Ono
                                         Title: General Manager

                                       COOPERATIVE CENTRALE
                                       Raiffeisen-Boerenleenbank B.A.
                                       "Rabobank International", New York Branch


                                       By /s/ Kimberly English
                                         ---------------------------------------
                                         Name:  Kimberly English
                                         Title: Vice President

                                       By /s/ Ian Reece
                                         ---------------------------------------
                                         Name:  Ian Reece
                                         Title: Managing Director

                                       SUNTRUST BANK


                                       By /s/ Gregory L. Cannon
                                         ---------------------------------------
                                         Name:  Gregory L. Cannon
                                         Title: Director

                                       U.S. BANK NATIONAL ASSOCIATION


                                       By /s/ John W. Ball
                                         ---------------------------------------
                                         Name:  John W. Ball
                                         Title: VP

                                       UBS AG, Stamford Branch


                                       By /s/ Wilfred V. Saint
                                         ---------------------------------------
                                         Name:  Wilfred V. Saint
                                         Title: Associate Director
                                                Banking Products Services, US

                                       By /s/ Anthony N. Joseph
                                         ---------------------------------------
                                         Name:  Anthony N. Joseph
                                         Title: Associate Director
                                                Banking Products Services, US

                                       WELLS FARGO BANK


                                       By /s/ Michelle Saenz
                                         ---------------------------------------
                                         Name:  Michelle Saenz
                                         Title: VP

                                                                       EXHIBIT L

                          [Form of New Lender Addendum]

                              NEW LENDER ADDENDUM

          Reference is made to the Second Amended and Restated Credit Agreement dated as of October 31, 2003 (as in effect on the date hereof, the "Credit Agreement") between Constellation Brands, Inc. (the "Borrower"), the Subsidiary Guarantors party thereto, the lenders party thereto (the "Lenders") and JPMorgan Chase Bank as Administrative Agent and J.P. Morgan Europe Limited, as London Agent. Capitalized terms used and not defined herein have the respective meanings assigned thereto in the Credit Agreement.

          Upon execution and delivery of this New Lender Addendum by the parties hereto, the undersigned, (x) if and to the extent it is a Tranche B Term Loan Lender under the existing Tranche B Term Loans (the "Existing Tranche B Term Loans"), agrees to continue as a New Tranche B Term Loan Lender thereunder and hereby agrees to the terms and conditions of the Credit Agreement and to be bound thereby and (y) if and to the extent it is not a Tranche B Term Loan Lender under the Existing Tranche B Term Loans, agrees to become a New Tranche B Term Loan Lender under the Credit Agreement, in the case of either (x) or (y), having the Tranche B Term Loan Refinancing Commitment set forth opposite its signature below, effective as of the Tranche B Refinancing Effective Date.

          This New Lender Addendum shall be construed in accordance with and governed by the law of the State of New York. This New Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this New Lender Addendum to be duly executed and delivered by their proper and duly authorized
officers as of this     day of                , 2003.
                    ---        ---------------

Tranche B Term Loan                    [NAME OF LENDER]
Refinancing Commitment:

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


Accepted and agreed:

CONSTELLATION BRANDS, INC.


By:
   -----------------------------
Name:
Title:

                              New Lender Addendum
                              -------------------

JPMORGAN CHASE BANK,
as Administrative Agent


By:
    ----------------------------
Name:
Title:

                                Lender Addendum
                                ---------------

     The preceding form of Lender Addendum had been entered into with the Lenders listed below on or prior to October 31, 2003, the date of funding of the Tranche B term loan under the Credit Agreement. The Lender Addendum with respect to each Lender contains the Tranche B term loan commitment set forth opposite such Lender's name below. Subsequent to October 31, 2003, certain of the Lenders listed below have assigned all or a portion of their Tranche B term loans under the Credit Agreement pursuant to the terms of the Credit Agreement. Such assignments may also occur in the future.


Lender                                                        Amount
------                                                   ---------------

American Agcredit, PCA                                     $1,250,000.00
APEX (IDM) CDO I, LTD                                      $2,731,328.65
Babson CLO Ltd. 2003-I                                     $1,666,666.67
Bangkok Bank PCL                                           $3,125,000.00
Bank of Montreal                                           $1,250,000.00
The Bank of Nova Scotia                                    $2,083,333.33
Bank One, NA                                               $2,500,000.00
Big Sky Senior Loan Fund, Ltd                              $1,406,250.00
Bill & Melinda Gates Foundation                              $833,333.33
CoBank, ACB                                               $28,125,000.00
Columbia Floating Rate Advantage Fund - fka Liberty          $916,666.66
Columbia Floating Rate Limited Liability Company           $1,416,666.67
Commerzbank AG, New York and Grand Cayman Branches         $6,250,000.00
Cooperative Centrale Raiffeisen-Boerenleenbank B.A.
  "Rabobank International", New York Branch                $3,125,000.00
Credit Industriel et Commercial                            $5,000,000.00
Denali Capital CLO II, Ltd                                 $1,875,000.00
Denali Capital CLO III, Ltd                                $1,875,000.00
Eaton Vance Limited Duration Income Fund                   $1,093,750.00
Eaton Vance VT Floating-Rate Income Fund                     $843,750.00
ELC (Cayman) Ltd.                                          $1,250,000.00
ELC (Cayman) Ltd. 1999-III                                 $1,458,333.33
ELC (Cayman) Ltd. 2000-I                                   $1,458,333.33
ELC (Cayman) Ltd. CDO Series 1999-I                        $1,458,333.33
Erste Bank                                                   $625,000.00
Farm Credit Services of Mid America, PCA                   $1,562,500.00
Fleet National Bank                                        $3,333,333.33
Galaxy CLO 1999-1, Ltd.                                    $2,660,000.00
Galaxy CLO 2003-1, Ltd.                                    $2,120,000.00
General Electric Capital Corporation                      $25,000,000.00
Grayson & Co.                                              $2,685,338.02
Hamilton CDO Ltd.                                          $2,500,000.00
Hamilton Floating Rate Funding, LLC                        $3,125,000.00
Harbour Town Funding LLC                                   $1,250,000.00
JPMorgan Chase Bank                                      $266,697,916.69
Jupiter Loan Funding LLC                                   $1,875,000.00
KZH Crescent-2 LLC                                         $1,250,000.00
KZH Crescent-3 LLC                                           $625,000.00
KZH Cypress Tree-1 LLC                                     $3,750,000.00
KZH ING-2 LLC                                              $3,750,000.00
KZH Riverside LLC                                          $1,271,250.00
KZH Soleil LLC                                             $1,316,250.00
KZH Soleil-2 LLC                                           $2,632,500.00
KZH Sterling LLC                                           $2,187,500.00
KZH Waterside LLC                                          $2,500,000.00
Maplewood (Cayman) Limited                                 $4,285,714.29
Massachusetts Mutual Life Insurance Company                $2,930,873.73
Metropolitan Life Insurance Company                       $15,625,000.00
MONY Life Insurance Company                                $9,375,000.00
Morgan Stanley Prime Income Trust                          $2,500,000.00
Muirfield Trading LLC                                        $937,500.00
Olympic Funding Trust, Series 1999-1                       $1,875,000.00
Pinehurst Trading LLC                                      $1,875,000.00
Riviera Funding, LLC                                       $3,125,000.00
Sawgrass Trading LLC                                       $2,500,000.00
Simsbury CLO, Limited                                      $1,250,000.00
SRF 2000, Inc.                                             $2,120,332.17
SRF Trading, Inc.                                          $1,770,833.33
Stanfield Arbitrage CDO, Ltd.                              $3,125,000.00
Stanfield Carrera CLO, Ltd.                                $1,250,000.00
Stanfield CLO, Ltd.                                        $3,125,000.00
Stanfield Quattro CLO, Ltd.                                $1,562,500.00
Stanfield\RMF Transatlantic CDO,Ltd                        $1,875,000.00
Stanwich Loan Funding LLC                                  $1,250,000.00
Suffield CLO, Limited                                      $2,500,000.00
The Sumitomo Trust & Banking Co., Ltd.                     $3,125,000.00
SunAmerica Life Insurance Company                          $2,985,996.48
SunTrust Bank                                              $2,083,333.33
Tolli & Co.                                                  $406,250.00
Tryon CLO Ltd. 2000-I                                      $1,458,333.33
Wachovia Bank, N.A.                                        $6,250,000.00
Wells Fargo Bank                                           $6,250,000.00
Windsor Loan Funding, Limited                              $3,125,000.00
Winged Foot Funding Trust                                  $3,750,000.00
                                                         ---------------
TOTAL                                                    $500,000,000.00
                                                         ===============
